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                                                                  EXHIBIT 99.12
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      Bankers Trust
      New York Corporation

Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders--August 13, 1997.

  FRANK N. NEWMAN and GEORGE J. VOJTA (collectively, the "Proxies"), or either of them, with full power of substitution, are hereby appointed proxies to vote all shares of stock of Bankers Trust New York Corporation (the "Corporation") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation to be held at One Bankers Trust Plaza (130 Liberty Street), New York, New York, August 13, 1997, at 3:00 P.M., or adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors, and on each of the other matters described in the Proxy Statement, hereby revoking any proxy heretofore given.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEM 1.

  In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may come properly before the meeting.

  Please mark and date the proxy and sign your name on the reverse side.

         (Continued, and to be dated and signed, on the reverse side)

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                      BANKERS TRUST NEW YORK CORPORATION
               PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER
                              USING DARK INK ONLY

This proxy, when properly executed, will be voted in the manner described herein. If no direction is made, this proxy will be voted FOR item 1.

The Board of Directors Recommends a Vote FOR item 1.

1. Approval of the issuance of up to 25,957,061 shares of the Corporation's Common Stock pursuant to the Merger of Alex. Brown Incorporated with and into a wholly-owned subsidiary of the Corporation.

                          FOR     AGAINST     ABSTAIN
                      [_]        [_]         [_]

SIGNATURE(S) SHOULD CONFORM EXACTLY WITH NAME(S) SHOWN ABOVE. IF SIGNING FOR ESTATE, TRUST, CORPORATION OR PARTNERSHIP, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY EACH JOINT HOLDER SHOULD SIGN.

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                                          SIGNATURE

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                                          SIGNATURE

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                                          DATE

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                                  DETACH HERE

                                   IMPORTANT
                                 THIS IS YOUR
                                  PROXY CARD

               PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

                              [LOGO]   Bankers Trust
                                       New York Corporation